Subsequent Events	12 Months Ended
Aug. 31, 2018
Subsequent Events
Subsequent Events

26. Subsequent Events

In September 2018, the Company acquired 100% equity interest in Tianjin Huaying Education Co., Ltd. for cash consideration of RMB240.0 million (US$35.1 million). The company is in the process of evaluating the fair value of equity interest acquired to determine the purchase price allocation.

In October 2018, the Company acquired 30% equity interest in Beijing Tus-Juren Education Technology Co., Ltd. for cash consideration of RMB239.4 million (US$35.1 million). The company is in the process of evaluating the fair value of equity interest acquired to determine the purchase price allocation.